SUPPLEMENT DATED AUGUST 13, 2026 TO THE FOLLOWING PROSPECTUSES, INITIAL SUMMARY PROSPECTUSES
AND UPDATING SUMMARY PROSPECTUSES
DATED MAY 1, 2026
Flexible Premium Variable Universal Life
Market Wealth Plus
New York Life Survivorship Variable Universal Life Accumulator
New York Life Variable Universal Life Accumulator
New York Life Variable Universal Life Accumulator II
New York Life Variable Universal Life Accumulator Plus
NYLIAC Variable Universal Life 2000
New York Life Survivorship Variable Universal Life Accumulator II
INVESTING IN THE FOLLOWING SEPARATE ACCOUNT
NYLIAC Variable Universal Life Separate Account-I
This supplement amends the most recent prospectuses, initial summary prospectuses and updating summary prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the New York Life variable universal life policies listed above that are issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). This supplement describes a change to a Portfolio available under such policies. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.
Effective August 1, 2026, all references to The Putnam Advisory Company, LLC as a subadviser to the Putnam VT International Value Fund – Class IA were deleted and replaced with Templeton Asset Management Ltd.
The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010